EXHIBIT 99.1

To Form 8-K dated October 28, 2013

NEWS RELEASE

SEACOAST BANKING CORPORATION OF FLORIDA

Dennis S. Hudson, III

Chairman and Chief Executive Officer

Seacoast Banking Corporation of Florida

(772) 288-6085

William R. Hahl

Executive Vice President/

Chief Financial Officer

(772) 221-2825

SEACOAST REPORTS EARNINGS OF $45.9 MILLION FOR THIRD QUARTER 2013

•	Valuation allowance on deferred tax assets reversed
•	Pretax income increased 62.1% to $4.7 million compared with $2.9 in the second quarter 2013
•	All regulatory agreements terminated

STUART, FL., October 28, 2013 – Seacoast Banking Corporation of Florida (NASDAQ-NMS: SBCF), today reported third quarter 2013 net income of $45,867,000 compared to $447,000 for the same quarter last year. Net income available to common shareholders for the third quarter 2013 totaled $44,930,000 or $0.47 per diluted common share, compared with a net loss of $490,000 or $0.01 per diluted common share for 2012. The results include an income tax benefit of $41,188,000 that includes the reversal of the valuation allowance on the net deferred tax assets for the quarter ended September 30, 2013.

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Third quarter’s net income before taxes increased to $4.7 million compared to $447,000 for the third quarter 2012 and were significantly improved compared to the second quarter’s $2.9 million. The improvements in net income before taxes, year over year, are driven by our investments in loan production personnel, digital technologies, and the effects of asset quality improvements and expense management.

The quarter was highlighted by two important events: the termination of all regulatory agreements by the Office of the Comptroller of the Currency as a result of the continued reduction in credit issues and improved operating results from 2010 forward and the reversal of the valuation allowance for deferred tax assets.

Revenue and growth initiatives continue to produce results

•	Noninterest income (excluding securities gains) year to date (YTD) up 15.9 percent
•	Ending net loan balances up 5.2 percent compared to a year ago
•	Noninterest income to total revenue YTD increased to 27.3 percent compared to 24.6 percent a year ago

Expense reductions remain on target

•	Total expenses YTD down $6.3 million or 10.0 percent
•	Core expenses down $2.3 million or 4.0 percent YTD compared to year ago
•	Targeting at least $7.4 million in reduced expenses for 2013

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Investments in loan production personnel producing results

•	Higher loan production YTD of $430.3 million, up 29.9 percent compared to 2012
•	Much stronger commercial production of $138.3 million YTD, a $78.5 million increase over 2012
•	Residential loan production increased $21.1 million YTD and totaled $198.3 million

“The key to revenue growth in this low interest rate environment continues to be growing new households and business customers, increasing services per household, and growing our retail and commercial loan portfolios. Year to date loan growth and noninterest income have improved indicating we are expanding both the number of new customers while increasing our share of wallet of all customers. Total revenue continued to increase this quarter and we are on track to achieve our expense reduction goals for the year,” said Dennis S. Hudson, III Chairman and CEO.

Growth Initiatives Build Core Earnings

•	Total revenues, excluding securities gains for the quarter ended September 30, 2013 were $22.9 million, compared to $22.4 million for the second quarter 2013 and up $1.3 million compared to third quarter 2012. YTD revenues were $67.3 million compared to $64.4 million a year ago;

•	Period-end noninterest bearing deposits totaled $452.9 million at September 30, 2013, up $43.8 million or 10.7 percent from the same quarter last year;

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•	Third quarter average loans, net increased $8.6 million linked quarter or 2.7 percent annualized and were up $55.0 million year over year or a growth rate of 4.5 percent;

•	Average total deposits increased $33.8 million or 2.0 percent year over year; and

•	Several factors contributed to the sequential improvement in the net interest margin by 13 basis points to 3.25%. While loan growth, increased yields on the investment portfolio and a stable cost of funds aided the margin, the recovery of interest income related to nonaccrual loans ($505,000) provided 10 basis points improvement for the third quarter.

Over the last several years, our focused tactical initiatives have produced strong organic core customer deposit account growth and increased core customer funding. Core customer funding totaled $1.6 billion at September 30, 2013, up $91.5 million from last year’s third quarter and up 21.3 percent since the third quarter 2011. In addition, deposit mix continued to improve with noninterest bearing deposits increasing to almost 27 percent of total deposits at quarter end 2013.

	Third Quarter	Third Quarter	Third Quarter	2013 vs 2012	2012 vs 2011
(Dollars in thousands)	2013	2012	2011	Change	Change
Customer Relationship Funding
Demand deposits (noninterest bearing)	$452,949	$409,145	$324,256	10.7%	26.2%
NOW	440,869	420,477	391,318	4.8	7.5
Money market accounts	334,678	348,275	327,654	(3.9)	6.3
Savings deposits	187,181	158,208	128,543	18.3	23.1
Time certificates of deposit	283,233	343,361	489,503	(17.5)	(29.9)
Total deposits	1,698,910	1,679,466	1,661,274	1.2	1.1
Sweep repurchase agreements	134,338	122,393	106,562	9.8	14.9
Total core customer funding (1)	1,550,015	1,458,498	1,278,333	6.3	14.1
Demand deposit mix (noninterest bearing)	26.7%	24.4%	19.5%

(1) Total deposits and sweep repurchase agreements, excluding certificates of deposits.

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Additional growth highlights for third quarter 2013:

•	Interchange fees and service charges on deposit accounts grew by 21.4% and 7.5%, respectively, compared to last year’s third quarter;

•	Fees from wealth management services totaled $1,050,000 for the third quarter, up $253,000 or 31.7 percent compared to a year ago; and

•	Mortgage banking fees YTD increased $765,000 or 28.5 percent compared to a year ago but were lower compared to the sequential quarter by $181,000, as a result of higher interest rates during the quarter reducing the demand for mortgage loans.

The following details noninterest income for the third quarter ended September 30, 2013 compared to the last four quarters:

	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter
(Dollars in thousands)	2013	2013	2013	2012	2012
Noninterest Income:
Service charges on deposit accounts	$1,741	$1,641	$1,551	$1,677	$1,620
Trust income	667	675	676	592	550
Mortgage banking fees	1,075	1,256	1,114	1,030	1,155
Brokerage commissions and fees	383	362	425	292	247
Marine finance fees	283	419	272	258	279
Interchange income	1,358	1,388	1,264	1,157	1,119
Other deposit based EFT fees	77	87	98	83	70
Other	503	507	531	520	639
Total	6,087	6,335	5,931	5,609	5,679

Loss on sale of commercial loan held for sale	0	0	0	(1,238)	0
Securities gains, net	280	114	25	582	48
	$6,367	$6,449	$5,956	$4,953	$5,727

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Credit Quality Improves to Pre-Crisis Levels

•	The Company had net recoveries of previously charged off loans of $704,000 during the third quarter 2013 which offset the need for a provision for loan losses.

•	Net loss on other real estate owned and repossessed assets declined by $322,000 or 59.2 percent during the third quarter year over year, as other real estate owned was reduced by 44.5 percent during the quarter.

•	Restructured loans reduced to $25.5 million down $18.7 million compared to a year ago; and

•	Nonperforming loans totaled 2.27 percent of loans, compared with 2.63 percent last quarter and 4.40 percent one year ago;

•	Nonperforming assets to total assets of 1.60 percent is lower compared to 2.56 percent a year ago;

•	Classified assets as a ratio of tier one capital plus the allowance is down to 22.7% and special mention assets ratio declined to 4.6% at quarter end.

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	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter
(Dollars in thousands )	2013	2013	2013	2012	2012

Net charge-offs (recoveries)	$(704)	$2,027	$1,517	$2,151	$2,416
Net charge-offs (recoveries) to average loans	(0.22)%	0.64%	0.49%	0.69%	0.79%

Loan loss provision	0	$565	$953	$1,136	$900
Allowance to loans at end of period	1.64%	1.59%	1.76%	1.80%	1.92%

Restructured loans (accruing)	$25,509	$29,612	$41,170	$41,946	$44,179

Nonperforming loans	$28,724	$33,266	$35,208	$40,955	$44,450
Other real estate owned	5,589	10,063	10,850	11,887	8,888
Nonperforming assets	$34,313	$43,329	$46,058	$52,842	$53,338

Nonaccrual loans and accruing loans 90 days or more past due to loans outstanding at end of period	2.27%	2.63%	2.88%	3.34%	3.70%

Nonperforming assets to total assets	1.60	1.98	2.09	2.43	2.56

Noninterest Expenses

Previously announced plans to reduce both core operating expenses and total expenses were fully implemented at year end 2012 which meaningfully reduced our expense structure for 2013. Total noninterest expenses fell by $1.8 million or 9.0 percent for the quarter compared with the prior year. Contributing to the decline were lower expenses related to OREO and other asset disposition costs as overall asset quality continued to improve as well as reduced core operating expenses.

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Core operating expenses for the quarter were reduced by $745 thousand or 4.0 percent compared with the prior year and were down $1.9 million or 3.3 percent for the first nine months compared to 2012. Core operating expenses for the quarter included $553 thousand in salaries and employee benefits expense associated with investments in new lending and credit personnel related to our growth initiatives.

Noninterest expenses for the third quarter 2013 are presented below compared to the prior four quarters:

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	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter
(Dollars in thousands)	2013	2013	2013	2012	2012
Noninterest Expense:

Salaries and wages	$7,533	$7,892	$7,437	$7,258	$7,442
Employee benefits	1,713	1,823	2,223	1,860	1,924
Outsourced data processing costs	1,657	1,631	1,498	1,904	1,923
Telephone / data lines	318	325	285	293	299
Occupancy expense	1,824	1,775	1,755	1,896	1,876
Furniture and equipment expense	605	571	561	585	556
Marketing expense	456	685	449	707	785
Legal and professional fees	874	949	796	1,114	1,122
FDIC assessments	713	720	717	697	695
Amortization of intangibles	195	197	195	195	196
Other	2,203	2,512	2,153	2,428	2,018
Total Core Operating Expense	18,091	19,080	18,069	18,937	18,836

Severance and organizational changes	24	10	33	84	839
Branch consolidation	0	0	0	407	232
Recovery of prior legal fees	0	(650)	0	0	(500)
Net loss on OREO and repossessed assets	229	493	567	157	561
Asset dispositions expense	159	111	290	200	364
Total	18,503	$19,044	$18,959	$19,785	$20,332

Over the past year, we redeployed overhead savings into additional loan production personnel and new digital products while simultaneously reducing overall operating expenses. We believe the investments are particularly important components of our growth over the last twelve months. Annual salaries and benefits added to our lending and credit support teams during each of the past two years and YTD for 2013 are presented in the table below:

Annual Salaries and Benefits Added to Lending and Credit Support Teams

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	Year to
	Date	Year-end
(Dollars in thousands)	2013	2012	2011	Total
Loan production and support personnel:

Commercial	$553	$2,065	$527
Residential	65	396	248
	$618	$2,461	$775	$3,854

As shown in the table below, total loan originations and pipeline balances have been growing over the prior four quarters and totaled over $88 million for the third quarter 2013 as a result of the investments in revenue producing personnel in 2011 and 2012. Also included in the table below, are the salaries and benefits associated with new commercial loan officers and credit support personnel with tenures of six months or less for each quarter of 2013 and the last two quarters of 2012. These costs are included in core operating expenses, are significant and are considered investments that impact our efficiency in the short run.

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	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter 2012
(Dollars in thousands)	2013	2013	2012	2012

Commercial pipeline	$54,600	$46,850	$63,842	$26,809	$45,769
Commercial loans closed	32,988	68,388	36,973	49,190	24,628
Total loan originations and pipeline	$87,588	$115,238	$100,815	$75,999	$70,397
Salaries and benefits, lenders and support personnel < six months	$553	$585	$538	$345	$332
Total revenues, excluding securities gains and loss on sale of commercial Loan	$22,902	$22,449	$21,931	$21,817	$21,631

Our successful customer growth strategy has included investments in enhancing the customer experience by more conveniently providing customer access to their accounts through digital technologies. Nearly forty percent of our online customers have adopted our mobile product offerings and mobile users grew by over 92 percent annualized in third quarter 2013. The investments have included the addition of 24 new products to our digital product suite. We believe these investments in digital delivery and products have contributed to increasing core customer funding (10.4 percent CAGR since 2010) and fee revenues which increased 15.9 percent during the first nine months of 2013 compared to 2012. We are building a more integrated distribution system which will allow us to continue to reduce our fixed costs in the future as a result of the new investments designed to better serve our customers.

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The Company’s tier 1 capital ratio was 16.1 percent and the total risk based capital ratio was 17.3 percent at September 30, 2013. The tangible common equity ratio was 7.35 percent at September 30, 2013, reflecting the reversal of the deferred tax valuation allowance. Our improved earnings and lower credit risk permitted recovery of the allowance.

The Company will host a conference call on Monday, October 28, 2013 at 10:00 a.m. (Eastern Time) to discuss its earnings results and business trends.  Investors may call in (toll-free) by dialing (888) 517-2458 (access code: 7789246; leader: Dennis S. Hudson).  Charts will be used during the conference call and may be accessed at Seacoast’s website at www.seacoastbanking.net by selecting “Presentations” under the heading “Investor Services”.  A replay of the conference call will be available beginning the afternoon of October 28 by dialing (888) 843-7419 (domestic), using the passcode 7789246.

Alternatively, individuals may listen to the live webcast of the presentation by visiting the Company’s website at www.seacoastbanking.net.  The link to the live audio webcast is located in the subsection “Presentations” under the heading “Investor Services”.  Beginning the afternoon of October 28, 2013, an archived version of the webcast can be accessed from this same subsection of the website.  This webcast will be archived and available for one year.

With over $2.1 billion in assets, 34 traditional branches and offering business banking loan and deposit products and services in 5 Accelerate offices fueled by the power of Seacoast National Bank, Seacoast is one of the largest community banks headquartered in Florida. Offices stretch from Broward County north through the Treasure Coast and into Orlando, and west to Okeechobee and surrounding counties.

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Cautionary Notice Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about future financial and operating results, ability to realized deferred tax assets, cost savings, enhanced revenues, economic and seasonal conditions in our markets, and improvements to reported earnings that may be realized from cost controls and for integration of banks that we have acquired, as well as statements with respect to Seacoast’s objectives, expectations and intentions and other statements that are not historical facts. Actual results may differ from those set forth in the forward-looking statements.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements.

You can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “support”, “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “further”, “point to,” “project,” “could,” “intend” or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic and market conditions, including seasonality; governmental monetary and fiscal policies, as well as legislative, tax and regulatory changes; changes in accounting policies, rules and practices; the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and the failure of assumptions underlying the establishment of reserves for possible loan losses. The risks of mergers and acquisitions, include, without limitation: unexpected transaction costs, including the costs of integrating operations; the risks that the businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected; the risk of deposit and customer attrition; any changes in deposit mix; unexpected operating and other costs, which may differ or change from expectations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers by competitors; as well as the difficulties and risks inherent with entering new markets.

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All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2012 under “Special Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors”, and otherwise in our SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC’s Internet website at http://www.sec.gov.

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FINANCIAL HIGHLIGHTS	(Unaudited)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

(Dollars in thousands, except share data)	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2013	2013	2012	2013	2012
Summary of Earnings
Net income (loss)	$45,867	$2,954	$447	$50,865	$(950)
Net income available to common shareholders (loss)	44,930	2,017	(490)	48,054	(3,761)
Net interest income (1)	16,872	16,172	15,995	49,099	48,736
Net interest margin (1), (2)	3.25	3.12	3.17	3.17	3.22

Performance Ratios
Return on average assets-GAAP basis (2), (3), (5)	8.45%	0.54%	0.08%	3.14%	(0.06)%
Return on average shareholders' equity-GAAP basis (2), (3)	108.27	7.19	1.09	41.16	(0.76)
Return on average tangible common shareholders' equity-GAAP basis (2), (3), (4), (5)	155.25	7.53	0.11	59.68	(0.04)
Efficiency ratio (6)	78.05	81.05	88.64	80.16	89.21
Noninterest income to total revenue	26.58	28.22	26.25	27.28	24.57

Per Share Data
Net income (loss) diluted-GAAP basis	$0.47	$0.02	$(0.01)	$0.51	$(0.04)
Net income (loss) basic-GAAP basis	0.48	0.02	(0.01)	0.51	(0.04)
Book value per share common	1.63	1.18	1.25	1.63	1.25
Tangible book value per share	2.15	1.70	1.75	2.15	1.75
Tangible common book value per share (4)	1.62	1.17	1.23	1.62	1.23
Cash dividends declared	0.00	0.00	0.00	0.00	0.00

(1)	Calculated on a fully taxable equivalent basis using amortized cost.
(2)	These ratios are stated on an annualized basis and are not necessarily indicative of future periods.
(3)	The calculation of ROA and ROE do not include the mark-to-market unrealized gains (losses) because the unrealized gains (losses) are not included in net income (loss).
(4)	The Company defines tangible common equity as total shareholders equity less preferred stock and intangible assets.
(5)	Excluding the income tax benefit related to the reversal of the valuation allowance for deferred tax assets and reflecting tax provisioning of $1,805 for the third quarter 2013 and $3.752 for year-to-date 2013, adjusted return on average assets for these periods was 0.53 percent and 0.37 percent, respectively, and adjusted return on average shareholders' equity was 6.78 percent and 4.81 percent, respectively.
(6)	Defined as (non-interest expense less foreclosed property expense and amortization of intangibles) divided by net operating revenue (net interest income on a fully taxable equivalent basis plus non-interest income excluding securities gains)

FINANCIAL HIGHLIGHTS
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	September 30,	June 30,	September 30,
(Dollars in thousands, except share data)	2013	2013	2012

Selected Financial Data
Total assets	$2,150,503	$2,183,680	$2,081,693
Securities available for sale (at fair value)	650,445	672,809	588,248
Securities held for investment (at amortized cost)	0	0	15,556
Net loans	1,243,676	1,245,815	1,179,359
Deposits	1,698,910	1,738,609	1,679,466
Total shareholders' equity	204,584	161,248	167,209
Common shareholders' equity	154,901	111,878	118,775

Average Balances (Year-to-Date)
Total average assets	$2,167,077	$2,173,810	$2,118,784
Less: intangible assets	1,202	1,299	1,988
Total average tangible assets	$2,165,875	$2,172,511	$2,116,796

Total average equity	$165,226	$163,776	$166,066
Less: intangible assets	1,202	1,299	1,988
Total average tangible equity	$164,024	$162,477	$164,078

Credit Analysis
Net charge-offs year-to-date	$2,840	$3,544	$12,106
Net charge-offs to average loans (annualized)	0.30%	0.57%	1.32%
Loan loss provision year-to-date	$1,518	$1,518	$9,660
Allowance to loans at end of period	1.64%	1.59%	1.92%

Nonperforming loans	$28,724	$33,266	$44,450
Other real estate owned	5,589	10,063	8,888
Total nonperforming assets	$34,313	$43,329	$53,338

Restructured loans (accruing)	$25,509	$29,612	$44,179

Nonperforming loans to loans at end of period	2.27%	2.63%	4.40%

Nonperforming assets to total assets	1.60%	1.98%	2.56%

CONDENSED CONSOLIDATED STATEMENTS OF INCOME	(Unaudited)	10/22/13
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Dollars in thousands, except per share data)	2013	2012	2013	2012

Interest on securities:
Taxable	$3,212	$3,190	$9,404	$10,834
Nontaxable	17	21	52	68
Interest and fees on loans	14,756	14,371	43,047	43,852
Interest on federal funds sold and other investments	192	243	644	727
Total Interest Income	18,177	17,825	53,147	55,481

Interest on deposits	187	380	586	1,247
Interest on time certificates	470	738	1,503	3,371
Interest on borrowed money	705	755	2,129	2,262
Total Interest Expense	1,362	1,873	4,218	6,880

Net Interest Income	16,815	15,952	48,929	48,601
Provision for loan losses	0	900	1,518	9,660
Net Interest Income After Provision for Loan Losses	16,815	15,052	47,411	38,941

Noninterest income:
Service charges on deposit accounts	1,741	1,620	4,933	4,568
Trust income	667	550	2,018	1,687
Mortgage banking fees	1,075	1,155	3,445	2,680
Brokerage commissions and fees	383	247	1,170	779
Marine finance fees	283	279	974	853
Interchange income	1,358	1,119	4,010	3,344
Other deposit based EFT fees	77	70	262	253
Other	503	639	1,541	1,671
	6,087	5,679	18,353	15,835
Securities gains, net	280	48	419	7,037
Total Noninterest Income	6,367	5,727	18,772	22,872

Noninterest expenses:
Salaries and wages	7,557	8,103	22,929	22,593
Employee benefits	1,713	1,924	5,759	5,850
Outsourced data processing costs	1,657	1,923	4,786	5,478
Telephone / data lines	318	299	928	885
Occupancy	1,824	2,080	5,354	5,905
Furniture and equipment	605	570	1,737	1,672
Marketing	456	785	1,590	2,388
Legal and professional fees	874	714	1,969	4,127
FDIC assessments	713	695	2,150	2,108
Amortization of intangibles	195	196	587	593
Asset dispositions expense	159	364	560	1,259
Net loss on other real estate owned and repossessed assets	229	561	1,289	3,310
Other	2,203	2,118	6,868	6,595
Total Noninterest Expenses	18,503	20,332	56,506	62,763

Income Before Income Taxes	4,679	447	9,677	(950)
Income taxes (benefit)	(41,188)	0	(41,188)	0

Net Income	45,867	447	50,865	(950)
Preferred stock dividends and accretion on preferred stock discount	937	937	2,811	2,811
Net Income Available to Common Shareholders	$44,930	$(490)	$48,054	$(3,761)

Per share of common stock:

Net income diluted	$0.47	$(0.01)	$0.51	$(0.04)
Net income basic	0.48	(0.01)	0.51	(0.04)
Cash dividends declared	0.00	0.00	0.00	0.00

Average diluted shares outstanding	95,490,153	94,481,997	94,936,042	94,443,215
Average basic shares outstanding	94,029,583	93,777,662	93,983,629	93,688,003

CONDENSED CONSOLIDATED BALANCE SHEETS	(Unaudited)	10/22/13
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	September 30,	December 31,	September 30,
(Dollars in thousands, except share data)	2013	2012	2012

Assets
Cash and due from banks	$36,977	$45,620	$30,935
Interest bearing deposits with other banks	71,374	129,367	141,783
Total Cash and Cash Equivalents	108,351	174,987	172,718

Securities:
Available for sale (at fair value)	650,445	643,050	588,248
Held for investment (at amortized cost)	0	13,818	15,556
Total Securities	650,445	656,868	603,804

Loans available for sale	14,322	36,021	28,042

Loans, net of deferred costs	1,264,458	1,226,081	1,202,478
Less: Allowance for loan losses	(20,782)	(22,104)	(23,119)
Net Loans	1,243,676	1,203,977	1,179,359

Bank premises and equipment, net	34,651	34,465	34,884
Other real estate owned	5,589	11,887	8,888
Other intangible assets	914	1,501	1,697
Other assets	92,555	54,223	52,301
	$2,150,503	$2,173,929	$2,081,693

Liabilities and Shareholders' Equity
Liabilities
Deposits
Demand deposits (noninterest bearing)	$452,949	$422,833	$409,145
NOW	440,869	509,371	420,477
Savings deposits	187,181	164,956	158,208
Money market accounts	334,678	343,915	348,275
Other time certificates	160,695	182,495	192,297
Brokered time certificates	11,323	8,203	8,429
Time certificates of $100,000 or more	111,215	127,188	142,635
Total Deposits	1,698,910	1,758,961	1,679,466

Federal funds purchased and securities sold under agreements to repurchase, maturing within 30 days	134,338	136,803	122,393
Borrowed funds	50,000	50,000	50,000
Subordinated debt	53,610	53,610	53,610
Other liabilities	9,061	9,009	9,015
	1,945,919	2,008,383	1,914,484

Shareholders' Equity
Preferred stock - Series A	49,683	48,746	48,434
Common stock	9,492	9,484	9,481
Additional paid in capital	222,987	222,851	222,744
Accumulated deficit	(70,557)	(118,611)	(117,914)
Treasury stock	(11)	(62)	(101)
	211,594	162,408	162,644
Accumulated other comprehensive gain (loss), net	(7,010)	3,138	4,565
Total Shareholders' Equity	204,584	165,546	167,209
	$2,150,503	$2,173,929	$2,081,693

Common Shares Outstanding	94,911,529	94,837,170	94,810,684

Note: The balance sheet at December 31, 2012 has been derived from the audited financial statements at that date.

CONSOLIDATED QUARTERLY FINANCIAL DATA	(Unaudited)	10/22/13
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	QUARTERS
	2013			2012
(Dollars in thousands, except per share data)	Third	Second	First	Fourth	Third
Net income (loss)	$45,867	$2,954	$2,044	$240	$447

Operating Ratios
Return on average assets-GAAP basis (2),(3),(4)	8.45%	0.54%	0.38%	0.05%	0.08%
Return on average tangible assets (2),(3)	8.48	0.57	0.41	0.07	0.11
Return on average shareholders' equity-GAAP basis (2),(3),(4)	108.27	7.19	5.09	0.58	1.09
Efficiency ratio (5)	78.05	81.05	81.45	87.97	88.64
Noninterest income to total revenue	26.58	28.22	27.04	25.71	26.25

Net interest margin (1),(2)	3.25	3.12	3.15	3.22	3.17
Average equity to average assets	7.80	7.56	7.50	7.73	7.77

Credit Analysis
Net charge-offs (recoveries)	$(704)	$2,027	$1,517	$2,151	$2,416
Net charge-offs to average loans (recoveries)	(0.22)%	0.64%	0.49%	0.69%	0.79%
Loan loss provision	$0	$565	$953	$1,136	$900
Allowance to loans at end of period	1.64%	1.59%	1.76%	1.80%	1.92%

Restructured loans (accruing)	$25,509	29,612	41,170	41,946	44,179

Nonperforming loans	$28,724	33,266	35,208	40,955	44,450
Other real estate owned	5,589	10,063	10,850	11,887	8,888
Nonperforming assets	$34,313	$43,329	$46,058	$52,842	$53,338

Nonperforming loans to loans at end of period	2.27%	2.63%	2.88%	3.34%	3.70%
Nonperforming assets to total assets	1.60	1.98	2.09	2.43	2.56

Per Share Common Stock
Net income (loss) diluted-GAAP basis	$0.47	$0.02	$0.01	$(0.01)	$(0.01)
Net income (loss) basic-GAAP basis	0.48	0.02	0.01	(0.01)	(0.01)

Cash dividends declared	0.00	0.00	0.00	0.00	0.00
Book value per share common	1.63	1.18	1.24	1.23	1.25

Average Balances
Total average assets	$2,153,830	$2,178,242	$2,169,329	$2,111,986	$2,096,694
Less: Intangible assets	1,009	1,205	1,395	1,596	1,793
Total average tangible assets	$2,152,821	$2,177,038	$2,167,934	$2,110,390	$2,094,901

Total average equity	$168,078	$164,747	$162,795	$163,341	$162,902
Less: Intangible assets	1,009	1,205	1,395	1,596	1,793
Total average tangible equity	$167,069	$163,541	$161,400	$161,745	$161,109

(1)	Calculated on a fully taxable equivalent basis using amortized cost.
(2)	These ratios are stated on an annualized basis and are not necessarily indicative of future periods.
(3)	The calculation of ROA and ROE do not include the mark-to-market unrealized gains (losses), because the unrealized gains (losses) are not included in net income (loss).
(4)	Excluding the income tax benefit related to the reversal of the valuation allowance for deferred tax assets and reflecting tax provisioning of $1,805 for the third quarter 2013, adjusted return on average assets and adjusted return on average shareholders' equity was 0.53 percent and 6.78 percent, respectively.
(5)	Defined as (non-interest expense less foreclosed property expense and amortization of intangibles) divided by net operating revenue (net interest income on a fully taxable equivalent basis plus non-interest income excluding securities gains)

	September 30,	December 31,	September 30,
SECURITIES	2013	2012	2012

U.S. Treasury and U.S. Government Agencies	$101	$1,707	$1,711
Mortgage-backed	611,128	640,445	585,632
Collateralized loan obligations	32,334	0	0
Obligations of states and political subdivisions	6,882	898	905
Other securities	0	0	0
Securities Available for Sale	650,445	643,050	588,248

Mortgage-backed	0	5,965	7,397
Obligations of states and political subdivisions	0	6,353	6,659
Other securities	0	1,500	1,500
Securities Held for Investment (1)	0	13,818	15,556
Total Securities	$650,445	$656,868	$603,804

(1) Securities Held for Investment were transferred to Securities Available for Sale for more options to manage interest rate risk prospectively.

	September 30,	December 31,	September 30,
LOANS	2013	2012	2012
Construction and land development	$62,766	$60,736	$56,213
Real estate mortgage	1,083,192	1,056,159	1,036,224
Installment loans to individuals	47,231	46,930	51,564
Commercial and financial	70,779	61,903	58,222
Other loans	490	353	255
Total Loans	$1,264,458	$1,226,081	$1,202,478

AVERAGE BALANCES	(Unaudited)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	QUARTER					Percent Change vs.
	2013			2012		2nd Qtr	3rd Qtr
(Dollars in thousands)	Third	Second	First	Fourth	Third	2013	2012

Assets
Earning assets:
Securities:
Taxable	$664,103	$639,769	$646,184	$604,412	$572,328	3.8%	16.0%
Nontaxable	1,560	1,647	1,666	1,670	1,972	(5.3)	(20.9)
Total Securities	665,663	641,416	647,850	606,082	574,300	3.8	15.9

Federal funds sold and other investments	113,798	168,740	172,505	162,599	209,461	(32.6)	(45.7)

Loans, net	1,278,391	1,269,789	1,247,666	1,241,711	1,223,313	0.7	4.5

Total Earning Assets	2,057,852	2,079,945	2,068,021	2,010,392	2,007,074	(1.1)	2.5

Allowance for loan losses	(20,206)	(21,515)	(22,018)	(23,820)	(24,807)	(6.1)	(18.5)
Cash and due from banks	35,810	34,279	34,706	39,321	29,227	4.5	22.5
Premises and equipment	34,834	35,121	34,516	34,566	35,003	(0.8)	(0.5)
Other assets	45,540	50,413	54,104	51,527	50,197	(9.7)	(9.3)

	$2,153,830	$2,178,242	$2,169,329	$2,111,986	$2,096,694	(1.1)	2.7

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
NOW	$447,350	$461,005	$474,915	$449,476	$419,007	(3.0)%	6.8%
Savings deposits	185,918	180,915	170,502	161,156	157,577	2.8	18.0
Money market accounts	336,229	339,058	341,833	346,089	350,213	(0.8)	(4.0)
Time deposits	289,408	302,110	311,945	330,556	358,504	(4.2)	(19.3)
Federal funds purchased and other short term borrowings	157,607	159,847	160,600	131,628	140,932	(1.4)	11.8
Other borrowings	103,610	103,610	103,610	103,610	103,610	0.0	0.0

Total Interest-Bearing Liabilities	1,520,122	1,546,545	1,563,405	1,522,515	1,529,843	(1.7)	(0.6)

Demand deposits (noninterest-bearing)	454,642	455,525	433,757	416,482	394,467	(0.2)	15.3
Other liabilities	10,988	11,426	9,372	9,648	9,482	(3.8)	15.9
Total Liabilities	1,985,750	2,013,496	2,006,534	1,948,645	1,933,792	(1.4)	2.7

Shareholders' equity	168,078	164,747	162,795	163,341	162,902	2.0	3.2

	$2,153,830	$2,178,242	$2,169,329	$2,111,986	$2,096,694	(1.1)	2.7

AVERAGE YIELDS / RATES (1)	(Unaudited)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	QUARTER
	2013			2012
(Dollars in thousands)	Third	Second	First	Fourth	Third

Assets
Earning assets:
Securities:
Taxable	1.93%	1.88%	1.97%	2.07%	2.23%
Nontaxable	6.67	6.55	6.37	4.31	6.49
Total Securities	1.95	1.89	1.98	2.08	2.24

Federal funds sold and other investments	0.67	0.53	0.54	0.55	0.46

Loans, net	4.59	4.52	4.57	4.64	4.68

Total Earning Assets	3.52	3.39	3.43	3.53	3.54

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
NOW	0.08	0.09	0.10	0.11	0.15
Savings deposits	0.05	0.05	0.06	0.09	0.11
Money market accounts	0.08	0.08	0.08	0.13	0.21
Time deposits	0.64	0.67	0.69	0.72	0.82
Federal funds purchased and other short term borrowings	0.17	0.18	0.21	0.23	0.24
Other borrowings	2.44	2.45	2.48	2.50	2.57

Total Interest-Bearing Liabilities	0.36	0.36	0.38	0.42	0.49

Interest expense as a % of earning assets	0.26	0.27	0.29	0.32	0.37
Net interest income as a % of earning assets	3.25	3.12	3.15	3.22	3.17

(1) On a fully taxable equivalent basis. All yields and rates have been computed on an annualized basis using amortized cost. Fees on loans have been included in interest on loans. Nonaccrual loans are included in loan balances.

INTEREST INCOME / EXPENSE (1)	(Unaudited)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	QUARTER					Percent Change vs.
	2013			2012		2nd Qtr	3rd Qtr
(Dollars in thousands)	Third	Second	First	Fourth	Third	2013	2012

Assets
Earning assets:
Securities:
Taxable	$3,212	$3,008	$3,184	$3,130	$3,190	6.8%	0.7%
Nontaxable	26	27	27	19	32	(3.7)	(18.8)
Total Securities	3,238	3,035	3,211	3,149	3,222	6.7	0.5

Federal funds sold and other investments	192	224	228	226	243	14.3	(21.0)

Loans, net	14,804	14,312	14,073	14,477	14,403	3.4	2.8

Total Earning Assets	18,234	17,571	17,512	17,852	17,868	3.8	2.0

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
NOW	93	100	112	128	156	(7.0)	(40.4)
Savings deposits	25	24	26	36	42	4.2	(40.5)
Money market accounts	69	67	70	111	182	3.0	(62.1)
Time deposits	470	501	532	598	738	(6.2)	(36.3)
Federal funds purchased and other short term borrowings	68	73	83	75	86	(6.8)	(20.9)
Other borrowings	637	634	634	650	669	0.5	(4.8)

Total Interest-Bearing Liabilities	1,362	1,399	1,457	1,598	1,873	(2.6)	(27.3)

Net interest income	16,872	16,172	16,055	16,254	15,995	4.3	5.5

(1) On a fully taxable equivalent basis. Fees on loans have been included in interest on loans

CONSOLIDATED QUARTERLY FINANCIAL DATA	(Unaudited)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	2013			2012
(Dollars in thousands)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter

Customer Relationship Funding (Period End)
Demand deposits (noninterest bearing)
Commercial	$254,373	$260,325	$246,849	$232,413	$220,225
Retail	155,281	163,551	167,516	153,428	156,329
Public funds	27,002	29,487	26,166	21,799	16,103
Other	16,293	15,154	12,613	15,193	16,488
	452,949	468,517	453,144	422,833	409,145

NOW accounts
Commercial	35,029	35,714	39,303	32,701	33,083
Retail	305,055	308,390	307,545	308,633	296,078
Public funds	100,785	108,965	136,065	168,037	91,316
	440,869	453,069	482,913	509,371	420,477

Total Transaction Accounts
Commercial	289,402	296,039	286,152	265,114	253,308
Retail	460,336	471,941	475,061	462,061	452,407
Public funds	127,787	138,452	162,231	189,836	107,419
Other	16,293	15,154	12,613	15,193	16,488
	893,818	921,586	936,057	932,204	829,622

Savings accounts	187,181	184,219	177,213	164,956	158,208

Money market accounts
Commercial	107,767	109,938	111,580	114,965	122,485
Retail	217,176	216,370	220,555	220,601	216,775
Public funds	9,735	9,639	9,081	8,349	9,015
	334,678	335,947	341,216	343,915	348,275

Time certificates of deposit	283,233	296,857	307,678	317,886	343,361
Total Deposits	$1,698,910	$1,738,609	$1,762,164	$1,758,961	$1,679,466

Sweep repurchase agreements	$134,338	$160,934	$161,678	$136,803	$122,393

Total core customer funding (1)	$1,550,015	$1,602,686	$1,616,164	$1,577,878	$1,458,498

(1) Total deposits and sweep repurchase agreements, excluding certificates of deposits.

QUARTERLY TRENDS - LOANS AT END OF PERIOD (Dollars in Millions)	(Unaudited)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	2013			2012
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Installment loans to individuals
Automobile and trucks	$7.1	$7.5	$7.8	$7.8	$8.0	$8.1	$8.2
Marine loans	21.3	16.7	15.4	18.4	23.0	20.8	21.1
Other	18.8	20.1	20.0	20.7	20.6	21.3	21.5
	47.2	44.3	43.2	46.9	51.6	50.2	50.8
Construction and land development to individuals
Lot loans	14.7	15.5	16.6	16.7	16.4	17.6	18.4
Construction	19.7	20.7	20.8	22.2	18.9	16.6	13.5
	34.4	36.2	37.4	38.9	35.3	34.2	31.9
Residential real estate
Adjustable	378.4	372.6	365.8	361.0	353.7	359.4	341.6
Fixed rate	94.7	97.5	98.2	99.0	99.7	95.4	96.2
Home equity mortgages	61.8	62.2	61.3	58.0	58.4	58.3	59.5
Home equity lines	47.7	49.1	49.3	51.4	50.6	50.8	53.0
	582.6	581.4	574.6	569.4	562.4	563.9	550.3

TOTAL CONSUMER	664.2	661.9	655.2	655.2	649.3	648.3	633.0

Commercial & financial	70.8	65.2	64.8	61.9	58.2	56.2	54.6

Construction and land development for commercial
Residential
Single family land and lots	4.9	5.0	4.9	5.6	5.8	5.9	6.0
Multifamily	3.8	3.9	3.9	4.3	4.6	4.7	4.9
	8.7	8.9	8.8	9.9	10.4	10.6	10.9
Commercial
Office buildings	1.6	1.6	1.1	-	-	-	0.3
Retail trade	1.8	1.8	-	-	-	-	-
Land	7.3	7.2	7.8	9.6	9.8	10.7	9.2
Healthcare	4.7	2.9	3.3	1.8	-	-	-
Churches and educational facilities	4.0	2.5	1.2	0.5	0.7	0.3	0.3
Lodging	0.3	-	-	-	-	-	-
Convenience stores	-	-	-	-	-	1.4	1.4
	19.7	16.0	13.4	11.9	10.5	12.4	11.2

Total construction and land development	28.4	24.9	22.2	21.8	20.9	23.0	22.1

Commercial real estate
Office buildings	118.2	112.0	112.5	104.7	102.4	113.4	118.0
Retail trade	128.9	135.5	122.2	126.7	121.1	128.5	139.3
Industrial	81.2	83.3	73.4	72.6	71.3	72.0	70.0
Healthcare	38.8	42.1	39.4	40.7	35.8	42.0	40.2
Churches and educational facilities	24.2	26.4	26.9	28.6	26.2	26.7	27.0
Recreation	2.5	2.6	2.6	2.7	2.7	3.1	3.1
Multifamily	6.2	9.5	8.5	9.0	7.8	8.3	8.8
Mobile home parks	1.9	1.9	2.0	2.0	2.1	2.1	2.1
Lodging	17.3	17.5	18.0	18.7	19.1	19.3	19.4
Restaurant	3.8	3.5	3.6	3.5	4.4	4.7	4.6
Agricultural	7.2	7.1	5.9	6.1	7.3	7.4	7.6
Convenience stores	21.0	20.2	20.2	20.5	16.6	15.4	15.5
Marina	21.5	20.9	21.1	21.2	21.4	21.5	21.6
Other	27.9	31.1	25.1	29.8	35.6	29.3	29.3
	500.6	513.6	481.4	486.8	473.8	493.7	506.5

TOTAL COMMERCIAL	599.8	603.7	568.4	570.5	552.9	572.9	583.2

Other	0.5	0.3	0.2	0.4	0.3	0.2	0.2
	$1,264.5	$1,265.9	$1,223.8	$1,226.1	$1,202.5	$1,221.4	$1,216.4

QUARTERLY TRENDS - INCREASE (DECREASE) IN LOANS BY QUARTER (Dollars in Millions)	(Unaudited)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	2013			2012
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Installment loans to individuals
Automobile and trucks	$(0.4)	$(0.3)	$-	$(0.2)	$(0.1)	$(0.1)	$(0.5)
Marine loans	4.6	1.3	(3.0)	(4.6)	2.2	(0.3)	1.2
Other	(1.3)	0.1	(0.7)	0.1	(0.7)	(0.2)	(0.5)
	2.9	1.1	(3.7)	(4.7)	1.4	(0.6)	0.2
Construction and land development to individuals
Lot loans	(0.8)	(1.1)	(0.1)	0.3	(1.2)	(0.8)	0.5
Construction	(1.0)	(0.1)	(1.4)	3.3	2.3	3.1	4.8
	(1.8)	(1.2)	(1.5)	3.6	1.1	2.3	5.3
Residential real estate
Adjustable	5.8	6.8	4.8	7.3	(5.7)	17.8	7.5
Fixed rate	(2.8)	(0.7)	(0.8)	(0.7)	4.3	(0.8)	(0.8)
Home equity mortgages	(0.4)	0.9	3.3	(0.4)	0.1	(1.2)	(0.7)
Home equity lines	(1.4)	(0.2)	(2.1)	0.8	(0.2)	(2.2)	(1.9)
	1.2	6.8	5.2	7.0	(1.5)	13.6	4.1

TOTAL CONSUMER	2.3	6.7	0.0	5.9	1.0	15.3	9.6

Commercial & financial	5.6	0.4	2.9	3.7	2.0	1.6	1.5

Construction and land development for commercial
Residential
Single family land and lots	(0.1)	0.1	(0.7)	(0.2)	(0.1)	(0.1)	(0.2)
Multifamily	(0.1)	-	(0.4)	(0.3)	(0.1)	(0.2)	(0.2)
	(0.2)	0.1	(1.1)	(0.5)	(0.2)	(0.3)	(0.4)
Commercial
Office buildings	-	0.5	1.1	-	-	(0.3)	0.1
Retail trade	-	1.8	-	-	-	-	-
Land	0.1	(0.6)	(1.8)	(0.2)	(0.9)	1.5	(0.1)
Healthcare	1.8	(0.4)	1.5	1.8	-	-	-
Churches and educational facilities	1.5	1.3	0.7	(0.2)	0.4	-	0.2
Lodging	0.3	-	-	-	-	-	-
Convenience stores	-	-	-	-	(1.4)	-	(0.3)
	3.7	2.6	1.5	1.4	(1.9)	1.2	(0.1)

Total construction and land development	3.5	2.7	0.4	0.9	(2.1)	0.9	(0.5)

Commercial real estate
Office buildings	6.2	(0.5)	7.8	2.3	(11.0)	(4.6)	(1.6)
Retail trade	(6.6)	13.3	(4.5)	5.6	(7.4)	(10.8)	(1.3)
Industrial	(2.1)	9.9	0.8	1.3	(0.7)	2.0	(0.7)
Healthcare	(3.3)	2.7	(1.3)	4.9	(6.2)	1.8	1.4
Churches and educational facilities	(2.2)	(0.5)	(1.7)	2.4	(0.5)	(0.3)	(0.4)
Recreation	(0.1)	-	(0.1)	-	(0.4)	-	(0.1)
Multifamily	(3.3)	1.0	(0.5)	1.2	(0.5)	(0.5)	(0.6)
Mobile home parks	-	(0.1)	-	(0.1)	-	-	(0.1)
Lodging	(0.2)	(0.5)	(0.7)	(0.4)	(0.2)	(0.1)	(0.2)
Restaurant	0.3	(0.1)	0.1	(0.9)	(0.3)	0.1	(0.1)
Agricultural	0.1	1.2	(0.2)	(1.2)	(0.1)	(0.2)	(1.2)
Convenience stores	0.8	-	(0.3)	3.9	1.2	(0.1)	0.4
Marina	0.6	(0.2)	(0.1)	(0.2)	(0.1)	(0.1)	0.3
Other	(3.2)	6.0	(4.7)	(5.8)	6.3	-	2.3
	(13.0)	32.2	(5.4)	13.0	(19.9)	(12.8)	(1.9)

TOTAL COMMERCIAL	(3.9)	35.3	(2.1)	17.6	(20.0)	(10.3)	(0.9)

Other	0.2	0.1	(0.2)	0.1	0.1	-	(0.4)
	$(1.4)	$42.1	$(2.3)	$23.6	$(18.9)	$5.0	$8.3